OTHER (EXPENSE) INCOME, NET	12 Months Ended
Dec. 31, 2014
OTHER (EXPENSE) INCOME, NET [Abstract]
OTHER (EXPENSE) INCOME, NET
12.	OTHER (EXPENSE) INCOME, NET

	Years ended December 31,
	2012	2013	2014
	$	$	$

Foreign currency exchange gain (loss), net	397,621	(826)	(12,721,957)
Convertible notes repurchase gain	10,348,750	-	-
Government grants	889,239	1,921,965	948,641
Gain on disposal of subsidiaries (Note (a))	-	2,196,198	9,150,952
Compensation in relation to dispute settlement (Note (b))	-	1,790,214	-
Forgiveness of interests owed to a related party	-	2,436,882	-
Others	(148,672)	630,354	17,054
Total	11,486,938	8,974,787	(2,605,310)

Note:

(a)
The gain on disposal of subsidiaries for the year ended December 31, 2013 arose from disposal of the Company's wholly owned subsidiaries, Jinchang New Sunshine Solar Power Co., Ltd. (“Jinchang New Sunshine”) and Hami Huiteng Solar Power Co., Ltd (“Hami Huiteng”).

Jinchang New Sunshine and Hami Huiteng were mainly engaged in the photovoltaic project's engineering and sales, and were on their pre-operating stage. During the year of 2013, the Company entered into sale agreements with Changzhou Guangyu New Energy Co., Ltd. and Changzhou Dinghui New Energy Co., Ltd. to dispose of its 100% equity interest in Jinchang New Sunshine and Hami Huiteng, respectively. The disposals were completed on December 10, 2013.

The amount of the consideration for disposal of Jinchang New Sunshine was $1.9 million, of which $1.6 million has been collected. The carrying amount of net assets on the date of disposal was $0.4 million. The Company recorded a disposal gain of $1.5 million in Other (expense) income, net. The amount of the consideration for disposal of Hami Huiteng was $4.3 million, of which $2.7 million has been collected. The carrying amount of net assets on the date of disposal was $3.6 million. The Company recorded a disposal gain of $0.7 million in Other (expense) income, net.

The disposal did not constitute discontinued operations as the Company will continuously be the sole material provider of Jinchang New Sunshine and Hami Huiteng, for the construction of the photovoltaic projects, and therefore, significant cash inflows are expected to be received by the Company as a result of such continuation of activities with Jinchang New Sunshine and Hami Huiteng after the disposal transaction.

The gain on disposal of subsidiary for the year ended December 31, 2014 arose from disposal of the Company's wholly owned subsidiary, China Sunergy (Shanghai) Co., Ltd. (“Sunergy Shanghai”).

Sunergy Shanghai was mainly engaged in Solar cells manufacturing, and was not in operation due to the over-capacity of the Solar cells manufacturing according to the best market estimation from the management. During the current year, the Company entered into a sale agreement with China Electric Equipment Group Co., Ltd. to dispose of its 100% equity interest in Sunergy Shanghai. The disposal was completed on April 3, 2014.

The amount of the consideration for disposal of Sunergy Shanghai was $37.6 million and $24.6 million was settled through forgiveness of the amount due from the Group by Sunergy Shanghai and the Group expected to receive the net cash consideration of $13.0 million, of which $ 6.8 million has been collected. The carrying amount of net assets on the date of disposal was $28.4 million. The Company recorded a disposal gain of US$9.2 million in Other (expense) income, net.

The disposal did not constitute discontinued operation as the Company disposed Sunergy Shanghai to a related party and the Company intends to have continuation of activities with Sunergy Shanghai, such as significant business and in and out cash-flows, after the disposal transaction.

(b)	The compensation in relation to dispute settlement is the compensation payment from a supplier due to its failure to provide the Company with solar modules pursuant to the agreement.